                                                                   Exhibit 10.52

                        CATASTROPHE WORKERS' COMPENSATION
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 2007

                                    issued to

                       AmCOMP Preferred Insurance Company
                            North Palm Beach, Florida
                          AmCOMP Assurance Corporation
                            North Palm Beach, Florida
                                       and
                any and all insurance companies which are now or
          hereafter come under the same ownership or management as the
                                  AmCOMP Group
                            North Palm Beach, Florida

                                TABLE OF CONTENTS

    ARTICLE                                                              PAGE

         I         Classes of Business Reinsured                           1
        II         Term                                                    1
       III         Special Termination                                     2
        IV         Territory (BRMA 51A)                                    3
         V         Exclusions                                              3
        VI         Retention and Limit                                     7
       VII         Reinstatement                                           7
      VIII         Definitions                                             8
        IX         Other Reinsurance                                      11
         X         Federal Terrorism Recovery                             11
        XI         Annuities at Company's Option                          11
       XII         Claims                                                 12
      XIII         Commutation                                            12
       XIV         Special Commutation                                    13
        XV         Salvage and Subrogation                                15
       XVI         Premium                                                15
      XVII         Late Payments                                          16
     XVIII         Offset                                                 17
       XIX         Access to Records (BRMA 1D)                            17
        XX         Liability of the Reinsurer                             17
       XXI         Net Retained Lines (BRMA 32E)                          17
      XXII         Errors and Omissions                                   18
     XXIII         Currency (BRMA 12A)                                    18
      XXIV         Taxes (BRMA 50B)                                       18
       XXV         Federal Excise Tax                                     18
      XXVI         Reserves                                               19
     XXVII         Insolvency                                             20
    XXVIII         Arbitration                                            21
      XXIX         Service of Suit (BRMA 49C)                             22
       XXX         Agency Agreement                                       22
      XXXI         Governing Law (BRMA 71B)                               22
     XXXII         Intermediary (BRMA 23A)                                23
                   Schedule A

                        CATASTROPHE WORKERS' COMPENSATION
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 2007

                                    issued to

                       AmCOMP Preferred Insurance Company
                            North Palm Beach, Florida
                          AmCOMP Assurance Corporation
                            North Palm Beach, Florida
                                       and
                any and all insurance companies which are now or
          hereafter come under the same ownership or management as the
                                  AmCOMP Group
                            North Palm Beach, Florida
             (HEREINAFTER REFERRED TO COLLECTIVELY AS THE "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (HEREINAFTER REFERRED TO AS THE "Reinsurer")

ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies,  contracts and binders of insurance or reinsurance  (hereinafter  called  "policies")  in force at the  effective  date hereof or issued or renewed on or after that date, and classified by the Company as Workers' Compensation and Employers Liability business, subject to the terms, conditions  and  limitations  set forth herein and in Schedule A attached to and forming part of this Contract.

ARTICLE II - TERM

A.    This Contract shall become  effective at 12:01 a.m.,  Local Standard Time,
      January  1,  2007,  with  respect  to losses  arising  out of  occurrences commencing at or after that time and date, and shall remain in force until
      12:01 a.m., Local Standard Time, January 1, 2008.

B.    Unless otherwise  mutually  agreed,  the Reinsurer shall have no liability for losses arising out of occurrences  commencing after the effective time and date of termination or expiration.

C.    Notwithstanding the provisions above, in the event that any policy subject to this  Contract is required  by  statute,  regulation  or by order of an insurance  department to be continued in force,  the  Reinsurer  agrees to
      extend  reinsurance   coverage  hereunder  following  the  termination  or

      expiration  of this  Contract  with respect to such policy until the first date that the Company may lawfully  non-renew,  cancel or  terminate  such policy,  whether or not the Company  actually  does  non-renew,  cancel or terminate  such  policy.  However,  under no  circumstances  shall  runoff coverage under this paragraph exceed 23 months.

D.    Seven years after the  termination  or  expiration of this  Contract,  the
      Company  shall  advise the  Reinsurer  of any  outstanding  claims  and/or occurrences (each hereinafter referred to as a "claim") arising during the term  hereof,  which have not been  finally  settled and which may cause a recovery under this Contract,  and no liability shall attach hereunder for any claim not reported to the Reinsurer within this seven-year period.

ARTICLE III - SPECIAL TERMINATION

Notwithstanding  the provisions of paragraph A of the Term Article,  the Company may terminate a Subscribing Reinsurer's percentage share in this Contract if any of the following  circumstances  occur, as clarified by public  announcement for subparagraphs 1 through 6 below and upon discovery for subparagraph 7 below. The
Company shall have 120 days from the date of public  announcement  or discovery, as  applicable,  to exercise its option to terminate a  Subscribing  Reinsurer's percentage share in this Contract. The effective date of special termination may not be sooner than one day after the Company provides the Subscribing  Reinsurer notice of its election to specially terminate, unless mutually agreed otherwise.

        1.  The Subscribing Reinsurer's  policyholders' surplus at the inception of this  Contract  has been reduced by more than 25.0% of the amount of surplus 12 months prior to that date; or

        2.  The  Subscribing  Reinsurer's  policyholders'  surplus  at any  time during the term of this Contract has been reduced by more than 25.0%
            of the amount of surplus at the date of the Subscribing  Reinsurer's most recent  financial  statement filed with regulatory  authorities and available to the public as of the inception of this Contract; or

        3.  The Subscribing  Reinsurer's A.M. Best's rating has been assigned or downgraded  below A-  (including  any  "Not  Rated"  rating)  and/or
            Standard & Poor's rating has been assigned or downgraded below BBB+;
            or

        4.  The  Subscribing  Reinsurer has become  merged with,  acquired by or controlled by any other company,  corporation or  individual(s)  not
            controlling  the  Subscribing   Reinsurer's  operations  previously;
            however, this subparagraph shall not apply to the sale of stock to a non-acquiring entity or where the acquiring company,  corporation or individual(s)  has an A.M. Best's rating higher than the rating held by the Subscribing Reinsurer at the inception of this Contract; or

        5.  A State  Insurance  Department or other legal  authority has ordered the Subscribing Reinsurer to cease writing business; or

        6.  The  Subscribing  Reinsurer has become  insolvent or has been placed into liquidation or receivership  (whether voluntary or involuntary)
            or  proceedings   have  been  instituted   against  the  Subscribing
            Reinsurer   for  the   appointment   of  a   receiver,   liquidator,

            rehabilitator,  conservator or trustee in bankruptcy, or other agent known by whatever name, to take  possession of its assets or control of its operations; or

        7.  The  Subscribing  Reinsurer  has  ceased  assuming  new  or  renewal property and casualty treaty reinsurance business.

ARTICLE IV - TERRITORY (BRMA 51A)

The  territorial  limits of this Contract  shall be identical  with those of the
Company's policies.

ARTICLE V - EXCLUSIONS

A. This Contract does not apply to and specifically excludes the following:

        1.  einsurance assumed by the Company under obligatory reinsurance agreements, except:

            a.     Agency  reinsurance  where the  policies  involved  are to be reunderwritten in accordance with the underwriting  standards of the Company and  reissued as Company  policies at the next anniversary or expiration date;

            b.     Intercompany   reinsurance   between  any  of  the  reinsured
                   companies under this Contract.

        2.  Ex-gratia payments.

        3.  Risks  subject  to  a  deductible   in  excess  of  $25,000,   or  a
            self-insured retention excess of $25,000,  unless such deductible or
            self-insured   retention  is   otherwise   mandated  by  statute  or
            regulatory authority.

        4.  Nuclear risks as defined in the "Nuclear Incident Exclusion Clause -
            Liability - Reinsurance  (U.S.A.)" and loss or liability  defined in the  "Nuclear  Incident  Exclusion  Clause -  Reinsurance  - No.  4"
            attached to and forming part of this Contract.

        5.  Pollution  liability  coverages excluded under the provisions of the
            "Pollution  Exclusion Clause - General Liability - Reinsurance (BRMA
            39C)" attached to and forming part of this Contract.

        6.  Liability  as  a  member,  subscriber  or  reinsurer  of  any  Pool,
            Syndicate  or  Association,  but this  exclusion  shall not apply to
            Assigned Risk Plans or similar state-mandated plans.

        7.  All liability of the Company arising by contract,  operation of law,
            or  otherwise,   from  its  participation  or  membership,   whether
            voluntary or involuntary,  in any insolvency fund. "Insolvency fund"
            includes  any  guaranty   fund,   insolvency   fund,   plan,   pool,
            association,   fund  or  other  arrangement,   however  denominated,
            established  or governed,  which  provides for any  assessment of or payment or  assumption  by the  Company of part or all of any claim, debt,  charge,  fee  or  other  obligation  of an  insurer,  or  its

                                     Page 3

            successors  or assigns,  which has been  declared  by any  competent authority to be  insolvent,  or which is otherwise  deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

        8.  Loss or  liability  as  excluded in the "War Risk  Exclusion  Clause
            (Reinsurance)"  attached  to and  forming  part  of  this  Contract.
            However,  this exclusion shall not apply to an act of terrorism that is certified by the Secretary of Treasury,  in concurrence  with the
            Secretary of State and the Attorney General of the United States.

        9.  Operation under the  jurisdiction of the United States Longshore and
            Harbor  Workers'  Compensation  Act or the  Jones  Act,  except  for incidental exposures (i.e., 10.0% or less of the insured's estimated payroll when the account is quoted).

       10.  Operations  employing  the  process of nuclear  fission or fusion or handling of radioactive  material,  which operations include but are not limited to:

            a.     The use of nuclear  reactors such as atomic  piles,  particle accelerators or generators; or

            b.     The use, handling or transportation of radioactive materials, or the use,  handling or  transportation of any weapon of war or explosive device employing nuclear fission or fusion.

            However, subparagraphs a and b above shall not apply to:

                   i.   The exclusive use of particle accelerators incidental to
                        ordinary industrial or education research pursuits, or

                  ii.   The  exclusive  use,   handling  or   transportation  of
                        radioisotopes  for  medical  or  industrial  use,  or to
                        radium or radium compounds.

       11.  Operation of docks or wharves as related to port authorities.

       12.  The  manufacturing,   mining,  refining,  processing,  distribution,
            installation, removal or encapsulment of asbestos.

       13.  Risks involving known exposure to the following substances:

            a.     Dioxin;

            b.     Polychlorinated biphenols;

            c.     Asbestos.

       14.  All railway operations except sidetrack agreements.

       15.  Amusement  parks,  carnivals or circuses.  This exclusion  shall not apply to miniature golf courses or driving range operations.

       16.  Subaquaeous operations.

       17.  Underground mining;  however,  this exclusion shall not be construed to apply to open-pit quarrying or "surface mining" operations.

       18.  Blasting operations, except for incidental exposures (i.e., 10.0% or less of the insured's estimated payroll when the account is quoted).

       19.  Demolition of buildings or structures in excess of five stories.

       20.  Shoring and moving of buildings or structures,  or underpinning that involves pier and beam construction,  commercial buildings with more than three  stories or hillside  building  reinforcements.  However, this exclusion shall not apply to foundation  repair risks for which neither  the  insured  nor  its  employees  are  in  tunnels  or are otherwise working under buildings.

       21.  Erection or repair of  scaffolds  if 10.0% or more of the  insured's annual remuneration is attributed to NCCI Class Code 9529.

       22.  Construction of tunnels or dams.

       23.  Fireworks,  fuses, or any explosive  substance (as defined below) as follows:

            a. Manufacturers or importers of such items;

            b.     Loading of such items into  containers  for use as  explosive objects,  propellant  charges or  detonation  devices and the storage  thereof  (except as  previously  provided for, on an incidental basis, in exclusion 18);

            c.     Manufacturers or importers of any product in which such items are an ingredient;

            d.     Handling,  storage,  transportation  or  use  of  such  items
                   (except as previously  provided for, on an incidental  basis, in exclusion 18).

            "Explosive  substance" is defined as any substance  manufactured for the express purpose of exploding as differentiated  from commodities used industrially and which are only incidentally explosive.

       24.  Onshore and offshore gas and oil drilling operations.

       25.  Operations where principal business includes the use of any owned or unowned  aircraft,  or any  device or  machine  intended  for and/or aiding in the  achievement  of  atmospheric  flight,  projection  or orbit,  and/or the  ownership  or  operation  of any  airport.  This exclusion  shall not  apply  where  exposure  is  incidental  (i.e., constitutes 10.0% or less of the insured's payroll) to the principal business operations and the aircraft contains eight seats or fewer.

       26.  Municipal law enforcement  organizations and municipal fire fighting organizations,  whether  professional  or voluntary.  This exclusion shall not apply to off-duty law  enforcement  officers when employed by an entity other than a municipality  for duties  performed within the scope of the job for which they were hired.

       27.  Logging or forestry operations.

       28.  Professional employment organizations (PEOs).

       29.  Professional sports teams.

       30.  Operations   where   the   principal   business   of  the   risk  is
            manufacturing,  production,  distribution,  refining  or  storage of
            natural  or  artificial  fuel,  gas,  butane,   propane,   liquefied
            petroleum  gases or gasoline.  This exclusion shall not apply to any risk whose principal business operations are any of the following:

            a.     Retail gasoline service station, either full or self service, or retail gasoline marina;

            b.     Convenience store with gasoline sales with its petroleum gas and/or storage tanks located below ground.

       31.  Loss,  damage,  liability,  cost or  expense  of  whatsoever  nature directly caused by, contributed to by, resulting from or arising out of or in  connection  with  any  act of  terrorism  (as  defined  in paragraph  G of the  Definitions  Article)  and/or  threat  thereof, involving  the use of any  biological,  chemical  or nuclear  agent, material, device or weapon.

       32.  Business   reinsured   by  the   Minnesota   Workers'   Compensation
            Reinsurance Association, whether contractually assumed or imposed by law, including, but not limited to, direct or indirect loss, damage, liability,  cost or expense. However, this exclusion shall not apply to:

            a.     Losses paid within the Company's net retention; or

            b.     Losses paid in excess of the benefits allowed under Minnesota
                   Workers' Compensation law.

B.    In the event  the  Company  is  inadvertently  bound on any risk  which is
      excluded  under   subparagraph   9,   subparagraphs   14  through  27,  or
      subparagraph 30 of paragraph A above, the reinsurance  provided under this
      Contract  shall apply on such risk until  discovery  by the Company of the existence of such risk and for 30 days  thereafter or for a period of time specific to the applicable state cancellation requirements,  not to exceed
      120 days. This limitation  shall not apply as respects  Arizona.  Coverage shall cease after such time or at policy  anniversary as respects  Arizona policies,  unless the  Company has  received  from the  Reinsurer  written notice of its approval of such risk within 30 days.

C.    Notwithstanding the foregoing, any reinsurance falling within the scope of one or more of the exclusions  set forth above that is specially  accepted by the Reinsurer from the Company shall be covered under this Contract and subject to all of the terms and  conditions  hereof,  except as such terms are modified by the special acceptance. In the event a reinsurer becomes a party  to this  Contract  subsequent  to one or more  special  acceptances hereunder,  the new  reinsurer  shall  automatically  accept such  special acceptance(s) as being covered hereunder.

ARTICLE VI - RETENTION AND LIMIT

A.    As respects  each excess layer of  reinsurance  coverage  provided by this
      Contract,  the Company  shall retain and be liable for the first amount of ultimate net loss  (regardless of the  combination of classes of business, number of policies or number of interests  involved),  shown as "Company's
      Retention"  for that excess layer in Schedule A attached  hereto,  arising out of each  occurrence.  The Reinsurer shall then be liable,  as respects each excess layer,  for the amount by which such ultimate net loss exceeds the  Company's  applicable  retention,  but the liability of the Reinsurer shall not exceed the amount,  shown as "Reinsurer's Per Occurrence  Limit"
      for that excess layer in Schedule A attached  hereto,  as respects any one occurrence.

B.    The Company's  ultimate net loss, for the purpose of this Contract,  shall be deemed to be a maximum of $10,000,000 any one life from the ground up.

C.    The  Company  deems that the maximum  Employers  Liability  policy  limits subject  hereto shall not exceed  $2,000,000.  Policy  limits in excess of
      $2,000,000  may be submitted by special  acceptance  to the  Reinsurer for coverage  hereunder,  subject  to the  provisions  of  paragraph  C of the
      Exclusions Article.

ARTICLE VII - REINSTATEMENT

A.    In the event all or any portion of the reinsurance  under any excess layer of  reinsurance  coverage  provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated  immediately from the time the occurrence  commences  hereon.  For each amount so reinstated  the Company agrees to pay additional premium equal to the product of the following:

        1.  The  percentage  of  the  occurrence  limit  for  the  excess  layer reinstated  (based  on the loss  paid by the  Reinsurer  under  that excess layer); times

        2.  The earned  reinsurance  premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B.    Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the
      Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined.
      Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C.    Notwithstanding  anything  stated  herein,  the liability of the Reinsurer
      hereunder  shall  not  exceed  the  amount,   shown  as  "Reinsurer's  Per
      Occurrence  Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses  arising out of any one  occurrence,  nor shall it exceed the amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached  hereto,  as respects loss or losses arising out of all occurrences during the term of this Contract.

ARTICLE VIII - DEFINITIONS

A.    "Ultimate  net  loss"  as  used  herein  is  defined  as the  sum or  sums
      (including loss in excess of policy limits, extra contractual  obligations and any loss adjustment expense,  as hereinafter  defined) paid or payable by the Company in  settlement of claims and in  satisfaction  of judgments rendered on account of such claims, after deduction of all recoveries from subrogation,  all  recoveries,  and all  claims on  inuring  insurance  or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses  under this  Contract  are not  recoverable  until the
      Company's ultimate net loss has been ascertained.

B.    "Loss in excess of policy limits" and "extra  contractual  obligations" as used herein shall be defined as follows:

        1.  "Loss in excess of policy  limits"  shall  mean  90.0% of any amount paid or payable by the Company in excess of its policy  limits,  but otherwise within the terms of its policy, such loss in excess of the
            Company's  policy limits  having been  incurred  because of, but not limited  to,  failure  by the  Company  to settle  within the policy limits or by reason of the Company's alleged or actual negligence or bad faith in rejecting an offer of settlement or in the  preparation of the  defense or in the trial of an action  against its insured or reinsured  or  in  the  preparation  or  prosecution  of  an  appeal consequent upon such an action.

        2.  "Extra  contractual  obligations"  shall mean 90.0% of any punitive, exemplary,  compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the  handling  of any claim on business  subject to this Contract,  such liabilities arising because of, but not limited to,  failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence or bad faith in rejecting  an  offer  of  settlement  or in the  preparation  of the defense  or in  the  trial  of an  action  against  its  insured  or reinsured  or  in  the  preparation  or  prosecution  of  an  appeal consequent  upon such an  action.  An extra  contractual  obligation shall be deemed, in all circumstances,  to have occurred on the same date as the loss covered or alleged to be covered under the policy.

      Notwithstanding  anything stated herein,  this Contract shall not apply to any loss in excess of policy  limits or any extra  contractual  obligation incurred by the Company as a result of any fraudulent  and/or criminal act by  any  officer  or  director  of  the  Company  acting  individually  or collectively  or in collusion  with any  individual or  corporation or any other  organization  or party  involved  in the  presentation,  defense or settlement of any claim covered hereunder.

      If any  provision  of  this  paragraph  B shall  be  rendered  illegal  or unenforceable by the laws, regulations or public policy of any state, such provision  shall be  considered  void in such  state,  but this  shall not affect the  validity  or  enforceability  of any other  provision  of this
      Contract  or  the   enforceability   of  such   provision   in  any  other
      jurisdiction.

C.    "Occurrence"  as used herein is defined as an accident or  occurrence or a series of accidents or occurrences  arising out of or caused by one event, whether involving one or more of the Company's policies, except that:

        1.  As respects  Workers'  Compensation  policies,  each occupational or industrial  disease  or  cumulative  injury  case  contracted  by an employee  of an  insured  shall be deemed  to have been  caused by a separate occurrence commencing on:

            a.     The date of disability for which  compensation  is payable if the case is compensable under the Workers' Compensation Law;

            b.     The date disability due to the disease  actually began if the case is not compensable under the Workers'  Compensation Law;
                   or

            c.     The date of  cessation of  employment  if claim is made after employment has ceased.

        2.  Notwithstanding  the provisions of subparagraph 1 above, as respects
            losses  resulting  from  occupational  or  industrial   disease  and
            cumulative  injury suffered by employees of an insured for which the employer is liable as a result of a sudden and accidental  event not exceeding 72 hours in duration,  all such losses shall be considered one  occurrence  and may be combined  with losses not  classified as occupational or industrial  disease or cumulative injury which arise out of the same event and the  combination  of such losses  shall be considered as one occurrence within the meaning hereof.

        3.  Notwithstanding the foregoing, the following shall apply to occurrences involving natural disasters:

            a.     An  occurrence  shall be limited  to  damage,  injury or loss arising out of a natural  disaster  during any continuous 168 hour period.

            b.     The  Company  may choose the date and time when such 168 hour period commences and if the occurrence is of greater duration than 168 hours,  the Company may divide such  occurrence into two or more occurrences,  provided no two periods overlap and provided no period  commences  earlier than the date and time of the first loss to the Company in such occurrence.

            c.     "Natural  disaster"  shall mean loss  caused by the perils of tornado, cyclone, windstorm,  hurricane and hail arising from
                   the  same  atmospheric  disturbance;   earthquake,  including
                   ensuing  fire,  landslide,   mudslide,   flood,  tidal  wave;
                   volcanic    eruptions;     flood;    tides;    tidal    wave;
                   landslide/mudslide; and meteors.

D.    "Occupational  or industrial  disease"  shall mean any abnormal  condition that fulfills all of the following conditions:

        1.  It is not  traceable to a definite  compensable  accident  occurring during the employee's present or past employment; and

        2.  It has been  caused  by  exposure  to a disease  producing  agent or agents present in the workers' occupational environment; and

        3.  It has resulted in a disability or death.

E.    "Cumulative injury" is any injury that fulfills all of the following conditions:

        1.  It is not  traceable to a definite  compensable  accident  occurring during the employee's present or past employment; and

        2.  It has  occurred  from,  and has been  aggravated  by, a  repetitive employment-related activity; and

        3.  It has resulted in a disability or death.

F.    "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation,  appraisal, adjustment, settlement, litigation, defense and/or  appeal of specific  claims,  regardless  of how such  expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters and claim-specific  declaratory judgment expenses or other legal expenses and costs  incurred in  connection  with  coverage  questions and legal actions connected thereto,  but shall not include office expenses or salaries of the Company's regular employees other than medical  management personnel whose cost the Company will bill to specific cases on a time and expense basis.

G.    "Act of terrorism" as used herein shall mean either:

        1.  Any act of any  person or persons  either  acting on behalf of or in connection with any  organization or group with activities  directed towards  overthrowing,  intimidating,  coercing or  influencing  any government  DE JURE or DE FACTO  or its  populace  or its  economic, political or social  systems,  by force,  violence,  weapons of mass
            destruction,   disruption  or  subversion   of   communication   and
            information system  infrastructures  and/or its content thereof,  or sabotage and/or threat therefrom; or

        2.  An act of terrorism  that is certified by the Secretary of Treasury, in concurrence  with the Secretary of State and the Attorney General of the United States.

      Notwithstanding  the above, in the event of an occurrence which arises out of an act of workplace  violence and is not consistent with the provisions of  subparagraphs  1 and 2 of this paragraph G, such loss shall be covered hereunder,  subject to the  provisions  of the Retention and Limit Article and all other  provisions  of this Contract and shall not be considered an act of  terrorism.  Further,  any  occurrence  which is not or  cannot  be determined,  classified or certified in accordance  with the provisions of subparagraphs  1 and 2 of this paragraph G shall be covered  hereunder and not considered an act of terrorism.

ARTICLE IX - OTHER REINSURANCE

A.    The  Company  shall  be  permitted  to  carry   facultative   reinsurance,
      recoveries under which shall inure to the benefit of this Contract.

B.    The Company shall be permitted to carry underlying quota share reinsurance and  underlying  excess  reinsurance,  recoveries  under which shall inure solely to the  benefit  of the  Company  and be  entirely  disregarded  in applying all of the provisions of this Contract.

ARTICLE X - FEDERAL TERRORISM RECOVERY

A.    Any  loss  reimbursement  the  Company  receives  from the  United  States
      Government  under the Terrorism  Risk Insurance Act of 2002, as amended by
      the  Terrorism  Risk  Insurance   Extension  Act  of  2005  (together  the
      "Terrorism Act") as a result of occurrences  commencing during the term of this  Contract  shall  inure  to  the  benefit  of  this  Contract  in the proportion that the Company's  insured losses (as defined in the Terrorism
      Act) in that occurrence under policies  reinsured under this Contract bear to the Company's total insured losses in that occurrence.

B.    If a loss reimbursement received by the Company under the Terrorism Act is based on the Company's  insured losses in more than one occurrence and the
      United States  Government does not designate the amount  allocable to each occurrence, the reimbursement shall be prorated in the proportion that the
      Company's  insured losses in each  occurrence  bear to the Company's total insured  losses  arising  out of all  occurrences  to which  the  recovery applies.

ARTICLE XI - ANNUITIES AT COMPANY'S OPTION

A.    Whenever the Company is required,  or elects, to purchase an annuity or to negotiate  a  structured  settlement  in excess of the  retention  of this
      Contract,  either in  satisfaction  of a  judgment  or in an  out-of-court settlement  or  otherwise,  the  cost  of the  annuity  or the  structured settlement,  as the case may be,  shall be  deemed  part of the  Company's ultimate net loss,  provided such annuity or structured  settlement  terms grant the Company full and final release as respects the indemnity portion of the settlement.  Additionally,  it is the Company's intent to place all annuities  or  structured  settlements  with a carrier  whose A.M.  Best's rating is "A" or better.

B.    The terms "annuity" or "structured settlement" shall be understood to mean any insurance  policy,  lump sum payment,  agreement or device of whatever nature resulting in the payment of a lump sum by the Company in settlement of any or all future  liabilities which may attach to it as a result of an occurrence.

C.    In the event the Company  purchases an annuity which inures in whole or in part to the benefit of the Reinsurer,  it is understood that the liability of the  Reinsurer  is not  released  thereby.  In the event the Company is required to provide  benefits  not  provided  by the annuity for  whatever reason, the Reinsurer shall pay its share of any loss.

ARTICLE XII - CLAIMS

A.    Whenever a claim or settlement by the Company appears likely,  in the sole judgment of the  Company,  to result in a claim under this  Contract,  the
      Company shall notify the Reinsurer.  Further, the Company shall notify the
      Reinsurer  whenever a claim involves a fatality,  amputation,  spinal cord
      damage,  brain  damage,   blindness  or  extensive  burns,  regardless  of
      liability, including all subsequent developments. The Reinsurer shall have the right to participate,  at its own expense, in the defense of any claim or suit or proceeding involving this reinsurance.

B.    All claim  settlements made by the Company,  provided such settlements are within the terms of this  Contract,  shall be binding upon the  Reinsurer, and the  Reinsurer  agrees to pay all  amounts  for which it may be liable upon receipt of reasonable evidence of the amount paid by the Company.

ARTICLE XIII - COMMUTATION

A.    Either the  Company  or the  Reinsurer  may  request  commutation  of that portion of any excess loss hereunder  represented by any outstanding claim or  claims  after  seven  years  from the date of an  occurrence.  If both parties  desire to  commute a claim or claims,  then  within 60 days after such  agreement,  the Company shall submit a statement of valuation of the outstanding claim or claims showing the elements considered  reasonable to establish  the  ultimate net loss and the  Reinsurer  shall pay the amount requested.  Commutation of loss will be calculated on the present value of the loss within the layer of coverage.

B.    If agreement,  as outlined in the paragraph above, cannot be reached,  the effort can be abandoned or, alternately, the Company and the Reinsurer may mutually  appoint an actuary or appraiser to  investigate,  determine  and capitalize such claim or claims. If both parties then agree, the Reinsurer shall pay its proportion of the amount so determined to be the capitalized value of such claim or claims.

C.    If the parties, as outlined in the paragraphs above, fail to agree, they may abandon the effort or they may agree to settle any difference using a panel of three actuaries, one to be chosen by each party and the third by the two so chosen. If either party refuses or neglects to appoint an actuary within 60 days, the other party may appoint two actuaries. If the two actuaries fail to agree on the selection of a third actuary within 60 days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All the actuaries shall be regularly engaged in the valuation of Workers'
      Compensation claims and shall be Fellows of the Casualty Actuarial Society or Members of the American Academy of Actuaries. None of the actuaries shall be under the control of either party to this Contract.

D.    Each  party  shall  submit its case to its  actuary  within 60 days of the appointment  of the third  actuary.  The  decision  in  writing of any two actuaries,  when filed with the parties hereto, shall be final and binding on both parties. The expense of the actuaries and of the commutation shall be equally divided between the two parties.  Said  commutation  shall take place in North Palm  Beach,  Florida,  unless some other place is mutually agreed upon by the Company and the Reinsurer.

ARTICLE XIV - SPECIAL COMMUTATION

A.    In the event a  Subscribing  Reinsurer  meets one or more of the following conditions,  the Company may require a commutation  of that portion of any excess loss  hereunder  represented  by any  outstanding  claim or claims, including any related loss adjustment expense:

        1.  The Subscribing  Reinsurer's A.M. Best's rating has been assigned or downgraded  below A-  (including  any  "Not  Rated"  rating)  and/or
            Standard & Poor's rating has been assigned or downgraded below BBB+;
            or

        2.  The  Subscribing  Reinsurer  has  ceased  assuming  new  or  renewal property and casualty treaty reinsurance business.

      "Outstanding claim or claims" shall be defined as known or unknown claims, including any billed yet unpaid claims. However, unless otherwise mutually agreed,  this paragraph A shall not apply unless the outstanding  claim or claims is for an amount not less than $5,000.

B.    If the Company  elects to require  commutation  as provided in paragraph A
      above,   the  Company  shall  submit  a  Statement  of  Valuation  of  the outstanding  claim or claims  as of the last day of the month  immediately preceding the month in which the Company elects to require commutation, as determined by the Company.  Such Statement of Valuation  shall include the elements considered  reasonable to establish the excess loss and shall set forth  or  attach  the  information  relied  upon by the  Company  and the methodology  employed  to  calculate  the  excess  loss.  The  Subscribing
      Reinsurer shall then pay the amount  requested  within 30 calendar days of receipt of such Statement of Valuation,  unless the Subscribing  Reinsurer needs  additional  information  from the  Company to assess the  Company's
      Statement of Valuation or contests such amount.

C.    If the Subscribing Reinsurer needs additional information from the Company to assess the  Company's  Statement  of  Valuation  or contests the amount requested, the Subscribing Reinsurer shall so notify the Company within 15 calendar  days of receipt of the  Company's  Statement of  Valuation.  The
      Company  shall  supply  any  reasonably   requested   information  to  the
      Subscribing   Reinsurer   within  15  calendar  days  of  receipt  of  the
      notification.  Within 30 calendar days of the date of the  notification or of the receipt of the  information,  whichever is later,  the  Subscribing
      Reinsurer shall provide the Company with its Statement of Valuation of the outstanding  claim or claims  as of the last day of the month  immediately preceding the month in which the Company elects to require commutation, as determined by the Subscribing Reinsurer. Such Statement of Valuation shall include the elements  considered  reasonable  to establish the excess loss and  shall  set  forth  or  attach  the  information  relied  upon  by the
      Subscribing Reinsurer and the methodology employed to calculate the excess loss.

D.    In the event the  Subscribing  Reinsurer's  Statement  of Valuation of the
      outstanding claim or claims is viewed as unacceptable to the Company,  the

      Company may either abandon the commutation  effort,  or may seek to settle any difference by using an independent actuary agreed to by the parties.

E.    If the parties cannot agree on an acceptable independent actuary within 15 calendar  days of the date of the  Subscribing  Reinsurer's  Statement  of
      Valuation,  then each party shall appoint an actuary as party  arbitrators for the limited and sole purpose of selecting an independent  actuary.  If the actuaries cannot agree on an acceptable  independent actuary within 15 calendar  days of the date of the  Subscribing  Reinsurer's  Statement  of
      Valuation,  the Company shall supply the Subscribing Reinsurer with a list of at least three  proposed  independent  actuaries,  and the  Subscribing
      Reinsurer shall select the independent actuary from that list.

F.    Upon  selection of the  independent  actuary,  both parties  shall present their  respective  written  submissions to the  independent  actuary.  The independent  actuary  may, at his or her  discretion,  request  additional information.  The  independent  actuary  shall  issue his or her  decision within 45 calendar days after the written  submissions have been filed and any additional information has been provided.

G.    The decision of the  independent  actuary shall be final and binding.  The expense of the  independent  actuary shall be equally  divided between the two parties.  For the purposes of this  Article,  unless  mutually  agreed otherwise, an "independent actuary" shall be an actuary who satisfies each of the following criteria:

        1.  Is regularly engaged in the valuation of claims resulting from lines of business subject to this Contract; and

        2.  Is either a Fellow of the Casualty Actuarial Society or of the
            American Academy of Actuaries; and

        3. Is disinterested and impartial regarding this commutation.

H.    Notwithstanding  paragraphs  A, B and C  above,  in  the  event  that  the
      Subscribing  Reinsurer no longer meets any of the conditions  specified in subparagraph 1 or 2 in paragraph A above, this commutation may continue on a mutually agreed basis.

I.    Payment by the Subscribing Reinsurer of the amount requested in accordance with paragraph B, C or F above,  shall release the  Subscribing  Reinsurer from all  further  liability  for  outstanding  claim or claims,  known or unknown,  under this  Contract  and shall  release  the  Company  from all further liability for payments of salvage or subrogation amounts, known or unknown, to the Subscribing Reinsurer under this Contract.

J.    In the event of any conflict between this Article and any other article of this Contract, the terms of this Article shall control.

K.    This Article shall survive the expiration or termination of this Contract.

ARTICLE XV - SALVAGE AND SUBROGATION

The  Reinsurer   shall  be  credited  with   recoveries   from  salvage   (i.e.,
reimbursement  obtained or recovery  made by the Company,  less the actual cost, excluding  salaries of officials  and  employees of the Company and sums paid to attorneys as retainer,  of obtaining such reimbursement or making such recovery)
on account of claims and settlements involving reinsurance hereunder. Recoveries therefrom  shall always be used to reimburse the excess  carriers in the reverse order of their priority  according to their  participation  before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation  relating to any loss, a part of which loss was sustained by the  Reinsurer,  and to prosecute all claims arising out of such rights.

ARTICLE XVI - PREMIUM

A.    As premium for each excess layer of reinsurance  coverage provided by this
      Contract,  the  Company  shall  pay  the  Reinsurer  the  greater  of  the following:

        1.  The amount,  shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto (or a pro rata portion thereof if this
            Contract is terminated prior to January 1, 2008); or

        2.  The  percentage,  shown as "Premium  Rate" for that excess  layer in
            Schedule A attached hereto,  of the Company's net earned premium for the term of this Contract.

B.    The Company  shall pay the  Reinsurer an annual  deposit  premium for each excess  layer of the amount,  shown as "Annual  Deposit  Premium" for that excess layer in Schedule A attached hereto, in four equal  installments of the amount,  shown as "Quarterly Deposit Premium" for that excess layer in
      Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of
      2007.  However,  no deposit  premium  installments  shall be due after the effective date of termination.

C.    Within 60 days  following the  termination  or expiration of this Contract and within 60 days following the 12-month period  thereafter,  the Company shall  provide a report to the  Reinsurer  setting  forth the  premium due hereunder for each excess layer for the term of this Contract, computed in accordance with paragraph A, and any additional  premium due the Reinsurer for each such excess  layer  shall be  remitted  by the  Company  with its report.  If the premium so computed  for any excess layer is less than the previously  paid, but more than the minimum premium for that excess layer, the balance  shall be refunded by the  Reinsurer to the Company  within 30 days of the report.

D.    "Net  earned  premium" as used  herein is defined as the  Company's  gross earned  premium  for the  classes of  business  subject  to this  Contract
      (exclusive  of premium  for  business  covered by the  Minnesota  Workers'
      Compensation   Reinsurance    Association),    adjusted   for   experience
      modification,   discounts,  credits,  surcharges,  expense  constants  and deductible  credits,  plus or minus the  Reinsurer's pro rata share of any
      premium   arising  from  audit   adjustments,   minus  premiums  paid  for
      facultative reinsurance which inures to the benefit of this Contract.

ARTICLE XVII - LATE PAYMENTS

A.    The   provisions  of  this  Article  shall  not  be   implemented   unless
      specifically invoked, in writing, by one of the parties to this Contract.

B.    In the event any  premium,  loss or other  payment due either party is not received by the intermediary named in the Intermediary  Article (BRMA 23A)
      (hereinafter  referred to as the  "Intermediary") by the payment due date, the party to whom payment is due may, by  notifying  the  Intermediary  in writing,  require the debtor  party to pay, and the debtor party agrees to pay, an interest  penalty on the amount past due  calculated for each such payment on the last business day of each month as follows:

        1.  The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

        2.  1/365ths of the six-month United States Treasury Bill rate as quoted in THE WALL STREET  JOURNAL on the first  business  day of the month for which the calculation is made; times

        3.  The amount past due, including accrued interest.

      It is agreed that interest shall  accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C.    The establishment of the due date shall, for purposes of this Article, be determined as follows:

        1.  As respects  the payment of routine  deposits  and  premiums due the
            Reinsurer,  the due date shall be as provided for in the  applicable
            section  of  this  Contract.   In  the  event  a  due  date  is  not
            specifically  stated for a given payment,  it shall be deemed due 30 days  after  the  date of  transmittal  by the  Intermediary  of the initial billing for each such payment.

        2.  Any claim or loss payment due the Company  hereunder shall be deemed due 30 days  after  the  proof of loss and  demand  for  payment  is transmitted to the  Reinsurer.  If such loss or claim payment is not received within the 30 days,  interest will accrue on the payment or amount overdue in accordance  with paragraph B above,  from the date the proof of loss and  demand for  payment  was  transmitted  to the
            Reinsurer.

        3.  As respects any payment,  adjustment  or return due either party not otherwise  provided for in subparagraphs 1 and 2 above, the due date shall be as provided for in the applicable section of this Contract.
            In the  event a due  date  is not  specifically  stated  for a given payment,  it shall be deemed due 30 days  following  transmittal  of written  notification  that the provisions of this Article have been invoked.

      For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D.    Nothing herein shall be construed as limiting or prohibiting a Subscribing
      Reinsurer from contesting the validity of any claim, or from participating in the  defense of any claim or suit,  or  prohibiting  either  party from contesting the validity of any payment or from  initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding,  then any interest  penalties  due  hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding,  then the interest penalty on the amount  determined to be due hereunder  shall be calculated in  accordance  with the  provisions  set  forth  above  unless  otherwise determined by such proceedings.  If a debtor party advances payment of any amount it is  contesting,  and proves to be  correct in its  contestation, either in whole or in part,  the other  party shall  reimburse  the debtor party for any such excess  payment made plus interest on the excess amount calculated in accordance with this Article.

E.    Interest penalties arising out of the application of this Article that are
      $1,000 or less from any party shall be waived unless there is a pattern of late  payments  consisting  of three or more  items over the course of any
      12-month period.

ARTICLE XVIII - OFFSET

Each party hereto has the right,  which may be exercised at any time,  to offset any  amounts,  whether on account of premiums or losses or  otherwise,  due from such  party to  another  party  under  this  Contract  or any other  reinsurance contract heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise  due from the latter party to the former party.  The party  asserting the right of offset may exercise this right,  whether as assuming or ceding  insurer or in both roles in the  relevant agreement or agreements.

ARTICLE XIX - ACCESS TO RECORDS (BRMA 1D)

The  Reinsurer  or its  designated  representatives  shall  have  access  at any reasonable  time to all records of the Company  which pertain in any way to this reinsurance.

ARTICLE XX - LIABILITY OF THE REINSURER

A.    The liability of the  Reinsurer  shall follow that of the Company in every case and be  subject  in all  respects  to all the  general  and  specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide  coverage outside the terms and conditions set forth in this Contract.

B.    Nothing herein shall in any manner create any obligations or establish any rights  against the  Reinsurer  in favor of any third party or any persons not parties to this Contract.

ARTICLE XXI - NET RETAINED LINES (BRMA 32E)

A.    This Contract applies only to that portion of any policy which the Company retains  net for its own account  (prior to  deduction  of any  underlying reinsurance  specifically permitted in this Contract),  and in calculating the  amount of any loss  hereunder  and also in  computing  the  amount or amounts in excess of which this Contract attaches,  only loss or losses in respect of that  portion of any policy  which the Company  retains net for its own account shall be included.

B.    The amount of the Reinsurer's  liability  hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s),  whether specific or general,  any amounts  which may have become due from such  reinsurer(s),  whether  such inability  arises  from  the  insolvency  of such  other  reinsurer(s)  or otherwise.

ARTICLE XXII - ERRORS AND OMISSIONS

Except as  provided  in  paragraph D of the Term  Article,  inadvertent  delays, errors or omissions  made in connection  with this  Contract or any  transaction hereunder  shall not relieve  either party from any  liability  which would have attached had such delay,  error or omission not occurred,  provided  always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XXIII - CURRENCY (BRMA 12A)

A.    Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be  construed  to mean United  States  Dollars and all  transactions under this Contract shall be in United States Dollars.

B.    Amounts  paid or received by the  Company in any other  currency  shall be converted  to United  States  Dollars at the rate of  exchange at the date such transaction is entered on the books of the Company.

ARTICLE XXIV - TAXES (BRMA 50B)

In consideration  of the terms under which this Contract is issued,  the Company will not claim a  deduction  in respect of the  premium  hereon  when making tax returns,  other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XXV - FEDERAL EXCISE TAX

A.    The  Reinsurer  has agreed to allow for the  purpose of paying the Federal
      Excise Tax the  applicable  percentage of the premium  payable  hereon (as imposed  under  Section 4371 of the Internal  Revenue  Code) to the extent such premium is subject to the Federal Excise Tax.

B.    In the event of any return of premium becoming due hereunder the Reinsurer will deduct the  applicable  percentage  from the return  premium  payable hereon and the  Company or its agent  should take steps to recover the tax from the United States Government.

ARTICLE XXVI - RESERVES

(Applies only to a reinsurer which (1) does not qualify for full credit with any insurance  regulatory authority having jurisdiction over the Company's reserves, or (2) which is or becomes rated "B++" or lower or holds a "Not Rated" rating by
A.M. Best or is or becomes rated BBB+ or lower by Standard & Poor's,  unless the
Reinsurer  has an A.M.  Best's  rating of "A" or Standard & Poor's rating of "A"
and  group  policyholders'  surplus  equal  to or  above  $2,000,000,000  at the inception of this Contract)

A.    As regards policies or bonds issued by the Company coming within the scope of this  Contract,  the  Company  agrees  that when it shall file with the insurance  regulatory authority or set up on its books reserves for losses covered  hereunder  which it shall be  required  by law to set up, it will forward to the  Reinsurer  a  statement  showing  the  proportion  of such reserves which is applicable to the Reinsurer. The Reinsurer hereby agrees to fund such  reserves  in respect of known  outstanding  losses that have been  reported to the  Reinsurer and  allocated  loss  adjustment  expense relating thereto, losses and allocated loss adjustment expense paid by the
      Company but not recovered from the Reinsurer, plus reserves for losses and allocated loss adjustment  expense incurred but not reported,  as shown in the  statement  prepared  by  the  Company  (hereinafter  referred  to  as
      "Reinsurer's   Obligations")  by  Regulation  114  trust  accounts,  funds withheld, cash advances or a Letter of Credit, or combination thereof. For
      purposes  of  this   Contract,   the  Lloyd's  United  States  Credit  for
      Reinsurance   Trust  Fund  shall  be  considered  an  acceptable   funding
      instrument.  The Reinsurer shall have the option of determining the method
      of  funding  provided  it  is  acceptable  to  the  insurance   regulatory
      authorities having jurisdiction over the Company's reserves.

B.    When funding by a Letter of Credit,  the Reinsurer agrees to apply for and secure  timely  delivery  to  the  Company  of a  clean,  irrevocable  and unconditional  Letter  of  Credit  issued  by  a  bank  meeting  the  NAIC
      Securities  Valuation  Office  credit  standards for issuers of Letters of
      Credit and containing  provisions  acceptable to the insurance  regulatory authorities  having  jurisdiction over the Company's reserves in an amount equal to the  Reinsurer's  proportion  of said  reserves.  Such  Letter of
      Credit  shall be issued for a period of not less than one year,  and shall contain an "evergreen" clause,  which  automatically  extends the term for one year from its date of expiration or any future  expiration date unless
      30 days (60 days where required by insurance regulatory authorities) prior to any  expiration  date the  issuing  bank shall  notify  the  Company by certified or registered  mail that the issuing bank elects not to consider the Letter of Credit extended for any additional period.

C.    The Reinsurer and Company agree that the Letters of Credit provided by the
      Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time,  notwithstanding  any other  provision of this Contract,  and be utilized  by the Company or any  successor,  by  operation  of law, of the
      Company  including,  without  limitation,  any liquidator,  rehabilitator, receiver or conservator of the Company for the following purposes,  unless otherwise provided for in a separate Trust Agreement:

        1.  To  reimburse  the  Company  for the  Reinsurer's  Obligations,  the
            payment of which is due under the terms of this  Contract  and which has not been otherwise paid;

        2.  To make  refund of any sum which is in excess of the  actual  amount required to pay the Reinsurer's  Obligations under this Contract, if so requested by the Reinsurer;

        3.  To fund an account with the Company for the Reinsurer's Obligations.
            Such  cash  deposit  shall be held in an  interest  bearing  account separate from the Company's other assets,  and interest  thereon not in excess of the  prime  rate  shall  accrue to the  benefit  of the
            Reinsurer;

        4.  To pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.

      In the event the amount drawn by the Company on any Letter of Credit is in excess of the actual amount  required for  subparagraphs 1 or 3, or in the case of  subparagraph  4, the  actual  amount  determined  to be due,  the
      Company shall promptly return to the Reinsurer the excess amount so drawn.
      All of the  foregoing  shall be  applied  without  diminution  because  of insolvency on the part of the Company or the Reinsurer.

D.    The issuing bank shall have no  responsibility  whatsoever  in  connection with the propriety of withdrawals  made by the Company or the  disposition of funds  withdrawn,  except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

E.    At quarterly  intervals  and on an  estimated  basis 45 days prior to each
      December 31, or more  frequently as agreed but never more  frequently than
      quarterly,   the  Company  shall  prepare  a  specific  statement  of  the
      Reinsurer's  Obligations,  for the sole  purpose of amending the Letter of
      Credit, in the following manner:

        1.  If the statement shows that the Reinsurer's  Obligations  exceed the balance of credit as of the statement  date,  the  Reinsurer  shall, within  30 days  after  receipt  of notice  of such  excess,  secure delivery  to the  Company  of an  amendment  to the Letter of Credit increasing the amount of credit by the amount of such difference.

        2.  If, however,  the statement  shows that the Reinsurer's  Obligations are less than the balance of credit as of the  statement  date,  the
            Company shall,  within 30 days after receipt of written request from the  Reinsurer,  release such excess credit by agreeing to secure an amendment  to the  Letter of Credit  reducing  the  amount of credit available by the amount of such excess credit.

ARTICLE XXVII - INSOLVENCY

A.    In the event of the insolvency of one or more of the reinsured  companies, this  reinsurance  shall be  payable  directly  to the  company  or to its liquidator,  receiver,  conservator or statutory successor on the basis of the liability of the company without  diminution because of the insolvency of the  company  or  because  the  liquidator,  receiver,  conservator  or statutory  successor  of the company has failed to pay all or a portion of
      any  claim.  It  is  agreed,  however,  that  the  liquidator,   receiver,
      conservator  or  statutory  successor  of the company  shall give  written notice to the  Reinsurer  of the  pendency of a claim  against the company indicating  the  policy or bond  reinsured  which  claim  would  involve a possible  liability on the part of the Reinsurer  within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the  receivership,  and that during the  pendency  of such  claim,  the
      Reinsurer may investigate such claim and interpose, at its own expense, in the  proceeding  where such  claim is to be  adjudicated,  any  defense or defenses  that it may deem  available  to the  company or its  liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer  shall be chargeable,  subject to the approval of the Court, against the company as part of the expense of  conservation or liquidation to the extent of a pro rata share of the  benefit  which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B.    Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned  in accordance  with the terms of this Contract as though such expense had been incurred by the company.

C.    It is further  understood  and agreed that, in the event of the insolvency of one or more of the  reinsured  companies,  the  reinsurance  under this
      Contract  shall be payable  directly by the Reinsurer to the company or to its  liquidator,  receiver or statutory  successor,  except as provided by
      Section  4118(a)  of the New York  Insurance  Law or except (1) where this
      Contract  specifically  provides  another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent  of the  direct  insured  or  insureds  has  assumed  such  policy obligations  of the company as direct  obligations of the Reinsurer to the payees under such policies and in substitution  for the obligations of the company to such payees.

ARTICLE XXVIII - ARBITRATION

A.    As a condition precedent to any right of action hereunder, in the event of any dispute or  difference  of opinion  hereafter  arising with respect to this  Contract,  it  is  hereby  mutually  agreed  that  such  dispute  or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer,  and an Umpire shall be chosen by the two Arbiters before they enter upon  arbitration,  all of whom  shall be active  or  retired  disinterested  executive  officers  of insurance or reinsurance companies or Lloyd's London Underwriters.  In the event that either  party  should fail to choose an Arbiter  within 30 days following a written  request by the other  party to do so, the  requesting party may choose two  Arbiters  who shall in turn choose an Umpire  before entering  upon  arbitration.  If the two  Arbiters  fail to agree upon the selection of an Umpire within 30 days  following  their  appointment,  the
      Umpire  shall  be  appointed  in  accordance  with the  procedures  of the
      American Arbitration Association.

B.    Each party shall present its case to the Arbiters within 30 days following the date of  appointment  of the Umpire.  The Arbiters shall consider this
      Contract  as  an  honorable  engagement  rather  than  merely  as a  legal obligation  and they are  relieved  of all  judicial  formalities  and may abstain  from  following  the strict  rules of law.  The  decision  of the
      Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the  decision of the  majority  shall be final and binding upon both parties.  Judgment upon the final  decision of the Arbiters may be entered in any court of competent jurisdiction.

C.    If more than one  reinsurer  is  involved  in the same  dispute,  all such reinsurers  shall  constitute  and act as one party for  purposes  of this
      Article  and  communications  shall be made by the  Company to each of the reinsurers constituting one party, provided,  however, that nothing herein shall impair the rights of such reinsurers to assert several,  rather than joint,  defenses or claims,  nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D.    Each party shall bear the expense of its own  Arbiter,  and shall  jointly and  equally  bear with the other the  expense  of the  Umpire  and of the arbitration.  In the event that the two  Arbiters are chosen by one party, as above  provided,  the  expense  of the  Arbiters,  the  Umpire  and the arbitration shall be equally divided between the two parties.

E.    Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract,  but notwithstanding the location of the arbitration,  all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

ARTICLE XXIX - SERVICE OF SUIT (BRMA 49C)

(Applicable  if the  Reinsurer is not domiciled in the United States of America, and/or is not  authorized  in any State,  Territory  or  District  of the United
States where authorization is required by insurance regulatory authorities)

A.    It is  agreed  that in the  event the  Reinsurer  fails to pay any  amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will  submit  to the  jurisdiction  of a court of  competent  jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent  jurisdiction  in the United  States,  to remove an action to a United States  District Court, or to seek a transfer of a case to another  court as permitted by the laws of the United  States or of any state in the United States.

B.    Further,  pursuant to any statute of any state,  territory  or district of the United States which makes  provision  therefor,  the Reinsurer  hereby designates the party named in its Interests and Liabilities Agreement,  or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other  officer  specified for that purpose in the statute, or his successor or successors in office,  as its true and lawful attorney upon  whom  may be  served  any  lawful  process  in any  action,  suit or proceeding  instituted  by or on behalf of the Company or any  beneficiary hereunder arising out of this Contract.

ARTICLE XXX - AGENCY AGREEMENT

If more than one  reinsured  company is named as a party to this  Contract,  the first named company shall be deemed the agent of the other  reinsured  companies
(subject to the provisions of the Insolvency Article) for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE XXXI - GOVERNING LAW (BRMA 71B)

This Contract shall be governed by and construed in accordance  with the laws of the State of Florida.

ARTICLE XXXII - INTERMEDIARY (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business  hereunder.  All  communications  (including but not limited to notices, statements,  premium, return premium, commissions,  taxes, losses, loss adjustment  expense,  salvages and loss  settlements)  relating thereto shall be transmitted to the Company or the Reinsurer  through  Benfield Inc.  Payments by the Company to the  Intermediary  shall be deemed to  constitute  payment to the
Reinsurer.  Payments by the  Reinsurer  to the  Intermediary  shall be deemed to constitute  payment to the  Company  only to the extent that such  payments  are actually received by the Company.

IN WITNESS  WHEREOF,  the  Company  by its duly  authorized  representative  has executed this Contract as of the date undermentioned at:

North Palm Beach, Florida, this _______ day of ______________ in the year _____.

                              __________________________________________________
                              AmCOMP Preferred Insurance Company
                              AmCOMP Assurance Corporation
                              any and all insurance companies which are now or
                              hereafter come under the same ownership or
                              management as the AmCOMP Group

                                   Schedule A

                                   SCHEDULE A

                        CATASTROPHE WORKERS' COMPENSATION
                              REINSURANCE CONTRACT
                           EFFECTIVE: JANUARY 1, 2007

                                    issued to

                       AmCOMP Preferred Insurance Company
                            North Palm Beach, Florida
                          AmCOMP Assurance Corporation
                            North Palm Beach, Florida
                                       and
                any and all insurance companies which are now or
          hereafter come under the same ownership or management as the
                                  AmCOMP Group
                            North Palm Beach, Florida

                                          First               Second
                                         Excess               Excess

Company's Retention                   $10,000,000          $20,000,000

Reinsurer's Per                       $10,000,000          $10,000,000
Occurrence Limit

Reinsurer's Term Limit                $20,000,000          $20,000,000

Annual Minimum Premium                   $430,400             $260,000

Premium Rate                               0.194%               0.117%

Annual Deposit Premium                   $538,000             $325,000

Quarterly Deposit Premium                $134,500              $81,250

The figures  listed above for each excess layer shall apply to each  Subscribing
Reinsurer  in the  percentage  share for that excess  layer as  expressed in its
Interests and Liabilities Agreement attached hereto.

Schedule A

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE (U.S.A.)
       (Approved by Lloyd's Underwriters' Fire and Non-Marine Association)

(1)   This  reinsurance  does not cover any loss or  liability  accruing  to the
      Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a
      direct  or  indirect   reinsurer  of  any  such  member,   subscriber   or
      association.

(2)   Without in any way  restricting  the  operation of  paragraph  (1) of this
      Clause  it is  understood  and  agreed  that  for  all  purposes  of  this reinsurance all the original  policies of the Reassured (new,  renewal and replacement)  of the classes  specified in Clause II of this paragraph (2)
      from the time  specified  in  Clause  III in this  paragraph  (2) shall be deemed to  include  the  following  provision  (specified  as the  Limited
      Exclusion Provision):

      LIMITED EXCLUSION PROVISION.*

       I.   It is  agreed  that the  policy  does  not  apply  under  any liability coverage, to
            (INJURY,  SICKNESS,  DISEASE, DEATH OR DESTRUCTION
            (bodily injury or property damage
            with respect to which an insured under the policy is also an insured under a nuclear  energy  liability  policy issued by Nuclear  Energy
            Liability  Insurance  Association,  Mutual Atomic  Energy  Liability
            Underwriters or Nuclear Insurance Association of Canada, or would be an  insured  under  any such  policy  but for its  termination  upon exhaustion of its limit of liability.

      II.   Family  Automobile  Policies  (liability only),  Special  Automobile
            Policies (private passenger  automobiles,  liability only),  Farmers
            Comprehensive   Personal   Liability   Policies   (liability  only),
            Comprehensive   Personal  Liability  Policies  (liability  only)  or
            policies  of  a  similar  nature;   and  the  liability  portion  of
            combination  forms  related to the four  classes of policies  stated
            above, such as the Comprehensive  Dwelling Policy and the applicable types of Homeowners Policies.

     III.   The  inception  dates and  thereafter  of all  original  policies as described in II above,  whether new,  renewal or replacement,  being policies which either
            (a)    become effective on or after 1st May, 1960, or
            (b)    become effective before that date and contain the Limited
                   Exclusion Provision set out above;
            provided  this  paragraph  (2)  shall  not be  applicable  to Family
            Automobile  Policies,  Special Automobile  Policies,  or policies or combination policies of a similar nature, issued by the Reassured on
            New York  risks,  until 90 days  following  approval  of the Limited
            Exclusion   Provision   by   the   Governmental   Authority   having
            jurisdiction thereof.

(3)   Except for those  classes of policies  specified in Clause II of paragraph
      (2) and without in any way  restricting  the operation of paragraph (1) of this  Clause,  it is  understood  and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

            Owners,  Landlords  and Tenants  Liability,  Contractual  Liability,
            Elevator  Liability,  Owners  or  Contractors  (including  railroad)
            Protective  Liability,   Manufacturers  and  Contractors  Liability,
            Product   Liability,   Professional   and   Malpractice   Liability,
            Storekeepers  Liability,  Garage  Liability,   Automobile  Liability
            (including Massachusetts Motor Vehicle or Garage Liability)

      shall be deemed to include, with respect to such coverages,  from the time specified  in Clause V of this  paragraph  (3),  the  following  provision
      (specified as the Broad Exclusion Provision):

      BROAD EXCLUSION PROVISION.*

      It is agreed that the policy does not apply:
       I.   Under any Liability Coverage to
                   (INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION
                   (bodily injury or property damage
            (a)    with respect to which an insured  under the policy is also an insured  under a nuclear  energy  liability  policy issued by
                   Nuclear Energy Liability Insurance Association, Mutual Atomic
                   Energy   Liability    Underwriters   or   Nuclear   Insurance
                   Association of Canada,  or would be an insured under any such policy but for its  termination  upon exhaustion of its limit of liability; or
            (b)    resulting from the hazardous  properties of nuclear  material and with respect to which (1) any person or  organization  is required to  maintain  financial  protection  pursuant to the
                   Atomic Energy Act of 1954, or any law amendatory  thereof, or
                   (2) the insured is, or had this policy not been issued  would be,  entitled to indemnity from the United States of America, or any agency  thereof,  under any agreement  entered into by the United States of America, or any agency thereof, with any person or organization.

      II.   Under   any   Medical   Payments   Coverage,   or  under  any
            Supplementary   Payments  Provision  relating  to
            (IMMEDIATE MEDICAL OR SURGICAL RELIEF
            (first aid,
            to expenses incurred with respect to
                   (BODILY INJURY, SICKNESS, DISEASE OR DEATH
                   (bodily injury
            resulting  from the  hazardous  properties  of nuclear  material and arising out of the operation of a nuclear  facility by any person or organization.
     III.   Under any Liability Coverage to
                   (INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION
                   (bodily injury or property damage
            resulting from the hazardous properties of nuclear material, if
            (a)    the nuclear material (1) is at any nuclear facility owned by, or  operated  by or on behalf  of, an insured or (2) has been discharged or dispersed therefrom;
            (b)    the nuclear  material is  contained in spent fuel or waste at
                   any  time  possessed,   handled,  used,  processed,   stored,
                   transported or disposed of by or on behalf of an insured; or
            (c)    the
                        (INJURY, SICKNESS, DISEASE, DEATH OR DESTRUCTION
                        (bodily injury or property damage
                   arises  out of the  furnishing  by an  insured  of  services,
                   materials,   parts  or  equipment  in  connection   with  the
                   planning, construction,  maintenance, operation or use of any nuclear facility,  but if such facility is located within the
                   United States of America, its territories,  or possessions or
                   Canada, this exclusion (c) applies only to
                        (INJURY TO OR  DESTRUCTION  OF PROPERTY AT SUCH  NUCLEAR
                        FACILITY
                        (property  damage  to  such  nuclear  facility  and  any
                        property thereat.
      IV.   As used in this endorsement:
            "hazardous  properties"  include  radioactive,  toxic  or  explosive
            properties;   "nuclear  material"  means  source  material,  special
            nuclear material or byproduct material; "source material",  "special nuclear material",  and "byproduct material" have the meanings given them in the  Atomic  Energy  Act of  1954  or in any law  amendatory thereof;  "spent  fuel"  means any fuel  element or fuel  component, solid or liquid,  which has been used or exposed to  radiation  in a nuclear  reactor;  "waste" means any waste  material (1)  containing byproduct  material  and (2)  resulting  from the  operation  by any person or organization of any nuclear  facility  included within the definition of nuclear  facility under  paragraph (a) or (b) thereof;
            "nuclear facility" means
            (a)    any nuclear reactor,
            (b)    any equipment or device  designed or used for (1)  separating the  isotopes  of uranium or  plutonium,  (2)  processing  or utilizing spent fuel, or (3) handling processing or packaging waste,
            (c)    any equipment or device used for the processing,  fabricating or  alloying of special  nuclear  material if at any time the total  amount of such  material in the custody of the insured at the  premises  where such  equipment  or device is located consists of or contains  more than 25 grams of  plutonium  or uranium  233 or any  combination  thereof,  or more  than 250 grams of uranium 235,
            (d)    any structure, basin, excavation,  premises or place prepared or used for the storage or disposal  of waste,  and  includes the  site on  which  any of the  foregoing  is  located,  all operations  conducted on such site and all premises  used for
                   such  operations;   "nuclear  reactor"  means  any  apparatus
                   designed   or  used  to   sustain   nuclear   fission   in  a
                   self-supporting  chain reaction or to contain a critical mass of fissionable material;
                   (WITH RESPECT TO INJURY TO OR DESTRUCTION OF PROPERTY, THE
                   WORD "INJURY" OR "DESTRUCTION," ("property damage" includes all forms of radioactive contamination of property, (INCLUDES
                   ALL FORMS OF RADIOACTIVE CONTAMINATION OF PROPERTY.
       V.   The  inception  dates  and  thereafter  of  all  original   policies
            affording  coverages  specified in this paragraph (3),  whether new, renewal or replacement,  being policies which become effective on or after  1st May,  1960,  provided  this  paragraph  (3)  shall not be applicable to
                   (i)  Garage and Automobile Policies issued by the Reassured on New York risks, or
                   (ii) statutory liability insurance required under Chapter 90,
                        General Laws of  Massachusetts,  until 90 days following
                        approval  of  the  Broad  Exclusion   Provision  by  the
                        Governmental Authority having jurisdiction thereof.
(4)   Without in any way  restricting  the  operation of  paragraph  (1) of this
      Clause,  it is understood and agreed that paragraphs (2) and (3) above are not applicable to original  liability  policies of the Reassured in Canada and that with  respect to such  policies  this  Clause  shall be deemed to include the Nuclear Energy Liability  Exclusion  Provisions adopted by the
      Canadian Underwriters' Association or the Independent Insurance Conference
      of Canada.

________________________________________________________________________________

*NOTE.    THE WORDS PRINTED IN ITALICS IN THE LIMITED EXCLUSION PROVISION AND IN
          THE BROAD EXCLUSION PROVISION SHALL APPLY ONLY IN RELATION TO ORIGINAL
          LIABILITY  POLICIES WHICH INCLUDE A LIMITED  EXCLUSION  PROVISION OR A
          BROAD EXCLUSION PROVISION CONTAINING THOSE WORDS.

              NUCLEAR INCIDENT EXCLUSION CLAUSE REINSURANCE - NO. 4

(1)   This  reinsurance  does not cover any loss or  liability  accruing  to the
      Reassured as a member of, or subscriber  to, any  association  of insurers formed for the purpose of covering  nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2)   Without  in  any  way  restricting  the  operations  of  Nuclear  Incident
      Exclusion  Clause No. 1B -  Liability,  No. 2 - Physical  Damage,  No. 3 -
      Boiler and Machinery  and  paragraph (1) of this clause,  it is understood and agreed that for all  purposes as respects the  reinsurance  assumed by the  Reinsurer  from the  Reassured,  all original  insurance  policies or contracts of the Reassured (new,  renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion
      Clause(s) in effect at the time and any  subsequent  revisions  thereto as agreed upon and  approved  by the  Insurance  Industry  and/or a qualified
      Advisory or Rating Bureau.

          POLLUTION EXCLUSION CLAUSE - GENERAL LIABILITY - REINSURANCE

A.    This reinsurance excludes all loss and/or liability accruing to the reinsured company as a result of:

        1.  bodily injury or property damage arising out of the actual,  alleged or threatened discharge, dispersal, release or escape of pollutants:

             a.    at or from  premises  owned,  rented or  occupied  by a named insured;

             b.    at or  from  any  site  or  location  used  by or for a named insured  or  others  for  the  handling,  storage,  disposal, processing or treatment of waste;

             c.    which are at any time transported,  handled, stored, treated, disposed of, or processed as waste by or for a named  insured or any person or organization for whom a named insured may be legally responsible; or

             d.    at or from any site or location  on which a named  insured or
                   any  contractors  or   subcontractors   working  directly  or
                   indirectly  on  behalf  of a  named  insured  are  performing operations:

                  (i)   if the  pollutants  are  brought  on or to the  site  or
                        location in connection with such operations; or

                 (ii)   if the  operations are to test for,  monitor,  clean up,
                        remove,  contain,  treat,  detoxify  or  neutralize  the
                        pollutants;

        2.  any governmental direction or request that a named insured test for, monitor,  clean up, remove,  contain,  treat, detoxify or neutralize pollutants.

B.    Subparagraphs  A(1)(a) and A(1)(d)(i)  above do not apply to bodily injury or property damage caused by heat, smoke or fumes from a hostile fire.

C.    "Hostile  fire" means a fire which  becomes  uncontrollable  or breaks out from where it was intended to be.

D.    "Pollutants"  means any solid,  liquid,  gaseous or  thermal  irritant  or
      contaminant,   including  smoke,  vapor,  soot,  fumes,  acids,   alkalis,
      chemicals and waste. Waste includes material to be recycled, reconditioned or reclaimed.

                     WAR RISK EXCLUSION CLAUSE (REINSURANCE)

As regards  interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war,
invasion,   hostilities,   acts  of  foreign  enemies,   civil  war,  rebellion,
insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

Nevertheless,  this  clause  shall not be  construed  to apply to loss or damage occasioned by riots, strikes, civil commotion, vandalism or malicious damage.